                                                               EXHIBIT 10(k)(ii)

                            SECOND AMENDMENT TO LEASE


         AGREEMENT (this "Amendment"), made as of the 19th day of June 1998, by and between LECHAR REALTY CORP., a New York corporation, with its principal office address at 1441 Broadway, New York, NY 10018, hereinafter referred to as "Owner"; and LIZ CLAIBORNE, INC., a Delaware corporation, qualified to do business in the State of New York, with its principal office and showroom address at 1441 Broadway, New York, NY 10018, hereinafter referred to as "Tenant".

                              W I T N E S S E T H

         WHEREAS, Owner and Tenant are parties to a written Agreement of Lease, dated as of the 1st day of January 1990, as amended by letter agreement dated August 4, 1994 and First Amendment: Lease Extension and Modification Agreement dated as of the 1st day of January 1998 (collectively, the "Lease") for a portion(s) of the building at 1441 Broadway, a/k/a 575 Seventh Avenue, New York City, New York (the "Building"; except as otherwise expressly specified in this document, all defined terms used in the Lease shall have the meanings herein that are ascribed to them in the Lease); and

         WHEREAS, Tenant and Owner have agreed to amend and modify the Lease upon the terms and conditions hereinafter set forth:

         NOW, THEREFORE, in consideration of TEN ($10.00) DOLLARS in hand paid to the other, and for other and further valuable consideration, including the mutual covenants hereinafter set forth, Owner and Tenant agree that the Lease is hereby amended and modified as follows:

1. Owner hereby leases to Tenant and Tenant hereby hires from Owner Unit 338 in the Building containing 327 square feet ("Unit 338"). From and after the date hereof, Unit 338 shall be and be deemed to be included in and part of the Demised Premises. Exhibit A-1 attached hereto sets forth the Demised Premises as of June 19, 1998.

2. Except as set forth above, the Lease is in all other respects ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


LECHAR REALTY CORP.                     LIZ CLAIBORNE INC.



BY: /s/ LEON H. CHARNEY                 BY: /s/ ROBERTA S. KARP
    ---------------------------------       ---------------------------------
        LEON H. CHARNEY, PRESIDENT              ROBERTA S. KARP
                                                VICE PRESIDENT - CORPORATE
                                                AFFAIRS AND GENERAL COUNSEL &
                                                SECRETARY




Consented to by:

GENERAL ELECTRIC CAPITAL CORPORATION,
INDIVIDUALLY AND AS AGENT



BY: /s/ RICHARD ENGEL
    ---------------------------------

                                   EXHIBIT A-1




                           UNIT NO.                                  SQUARE FEET
                           --------                                  -----------
                           ROOM 201                                       15,730

                           ROOM 202                                        2,500

                           ROOM 203/203A                                   9,006

                           ROOM 300                                       17,401

                           ROOM 338                                          327

                           ROOM 400                                        7,870

                           ROOM 401                                        7,985

                           ROOM 402                                        2,355

                           ROOM 500                                       18,108

                           ROOM 601                                        6,155

                           ROOM 611                                       11,953

                           ROOM 700                                       18,000

                           ROOM 805                                        1,500

                           ROOM 815                                        2,368

                           ROOM 820                                        4,300

                           ROOM 840                                        1,036

                           ROOM 843                                          330

                           ROOM 870                                        3,914

                           ROOM 895                                        2,591

                           ROOM 897                                        2,070

                           ROOM 1201                                       1,742

                           ROOM 1211                                       5,600

                           ROOM 1250                                       1,080

                           UNIT NO.                                  SQUARE FEET
                           --------                                  -----------
                           ROOM 1261                                       8,777

                           ROOM 1410                                         774

                           ROOM 1415                                       1,036

                           ROOM 1420                                         916

                           ROOM 1425                                         878

                           ROOM 1430                                         916

                           ROOM 1435                                         973

                           ROOM 1438                                         321

                           ROOM 1440                                       1,527

                           ROOM 1450                                       1,489

                           ROOM 1455                                       1,054

                           ROOM 1457                                         880

                           ROOM 1461                                         904

                           ROOM 1463                                         420

                           ROOM 1464/65                                      794

                           ROOM 1466                                       1,227

                           ROOM 1469                                         422

                           ROOM 1475                                         321

                           ROOM 1480                                         367

                           ROOM 1482                                         535

                           ROOM 1485                                       1,070

                           ROOM 1490                                       1,605

                           ROOM 1500                                      17,939

                           ROOM 1600                                       8,417

                           ROOM 1601                                       6,996

                           ROOM 1603                                       2,862

                           UNIT NO.                                  SQUARE FEET
                           --------                                  -----------
                           ROOM 1701                                       9,441

                           ROOM 1711                                       7,559

                           ROOM 1801                                       6,203

                           ROOM 1811                                       3,236

                           ROOM 1820                                       1,690

                           ROOM 1830                                       1,565

                           ROOM 1835                                       1,300

                           ROOM 1901                                       2,775

                           ROOM 1911                                       3,799

                           ROOM 1921                                       3,763

                           ROOM 1931                                       2,831

                           ROOM 2001A                                      1,700

                           ROOM 2002                                       1,500

                           ROOM 2009                                       2,170

                           ROOM 2010                                       1,325

                           ROOM 2020                                       1,952

                           ROOM 2030                                       3,168

                           ROOM 2040                                       2,250

                           ROOM 2202                                       2,816

                           ROOM 2210                                       2,509

                           ROOM 2217/50                                    3,882

                           ROOM 2251                                       1,746
                                                                         -------

                           TOTALS:                                       276,521




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